NATIONWIDE VARIABLE INSURANCE TRUST NVIT Enhanced Income Fund

Supplement dated October 9, 2008 to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective September 22, 2008, Paul Rocheleau has replaced Shane Johnston as a portfolio manager of the NVIT Enhanced Income Fund. As a result, the paragraphs under the section entitled “Portfolio Management” on page 5 have been restated in their entirety as follows:

Perpetua M. Phillips, vice president and senior portfolio manager, and Paul Rocheleau, portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Ms. Phillips joined Morley in 1999. She has over 20 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Rocheleau joined Morley in 2006. Prior to that, he was a portfolio manager at Crabbe Huson Group and its successor, Columbia Asset Management, from 1992 to 2003. Mr. Rocheleau earned a bachelor’s degree in economics from the University of Vermont.

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